Exhibit 10.1

CROSS LICENSE AGREEMENT

This License Agreement (this “Agreement”) is made effective as of June 30, 2009 (the “Effective Date”) by and among Alphatec Spine, Inc., a Delaware corporation with a principal place of business at 5818 El Camino Real, Carlsbad, California 92008 (“Alphatec”), International Spinal Innovations, LLC, a limited liability company organized under the laws of the state of Connecticut, with an address at 97 Balfour Drive, West Hartford, CT 06117 (“ISI”), and, for purposes of Sections 4.1, 4.4, 7.3, and 11.15 hereof only, Alphatec Holdings, Inc., a Delaware corporation with a principal place of business at 5818 El Camino Real, Carlsbad, California 92008 (“Holdings”). Alphatec and ISI are each hereafter referred to individually as a “Party” and together as the “Parties”.

WHEREAS, ISI is the owner of, or otherwise controls, certain proprietary Licensed ISI Patents (hereinafter defined);

WHEREAS, Alphatec is the owner of, or otherwise controls, certain proprietary Licensed Alphatec Patents (hereinafter defined);

WHEREAS, Alphatec desires to obtain a license from ISI to the Licensed ISI Patents to develop and commercialize Licensed Alphatec Products (hereinafter defined);

WHEREAS, ISI desires to obtain a license from Alphatec to the Licensed Alphatec Patents to develop and commercialize Licensed ISI Products (hereinafter defined); and

WHEREAS, ISI and Alphatec each desire to cross-license the other on the terms and subject to the conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

1. DEFINITIONS

Whenever used in this Agreement with an initial capital letter, the terms defined in this Article 1 shall have the meanings specified.

1.1 “Affiliate” shall mean any company, corporation, partnership, limited liability company, trust, or other business entity that directly or indirectly controls, is controlled by, or is under common control with a designated person or entity, and for such purpose “control” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise.

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.2 “Common Stock” shall mean the common stock of Holdings, which trades on Nasdaq under the symbol ATEC and any securities into which such common stock may hereafter be reclassified, converted or exchanged.

1.3 “Confidential Information” shall mean with respect to a Party (the “Receiving Party”), all information which is disclosed by the other Party (the “Disclosing Party”) to the Receiving Party hereunder or to any of its employees, consultants, Affiliates, licensees or sublicensees, except to the extent that the Receiving Party can demonstrate by written record or other suitable physical evidence that such information, (a) as of the date of disclosure is known to the Receiving Party or its Affiliates other than by virtue of a prior confidential disclosure to the Receiving Party or its Affiliates; (b) as of the date of disclosure is in, or subsequently enters, the public domain, through no fault or omission of the Receiving Party; (c) is obtained from a Third Party having a lawful right to make such disclosure free from any obligation of confidentiality to the Disclosing Party; or (d) is independently developed by or for the Receiving Party without reference to or reliance upon any Confidential Information of the Disclosing Party.

1.4 “Guarantee and Agreement” shall mean the guarantee and agreement of Holdings set forth in Section 11.15 hereof.

1.5 “Alphatec Inventions” shall mean any enhancement, invention or discovery created or identified, owned or controlled by Alphatec that does not fall within the Licensed ISI Patents. Alphatec Inventions shall not include any invention conceived in whole or in part before or after the Effective Date by ISI or any of its agents, employees, consultants, or representatives except as provided for in Section 3.1.1 of this Agreement.

1.6 “ISI Inventions” shall mean any enhancement, invention or discovery created or identified, owned or controlled by ISI that does not fall within the Licensed Alphatec Patents. ISI Inventions shall not include any invention conceived in whole or in part before or after the Effective Date by Alphatec or any of its agents, employees, consultants (including when ISI acts as a consultant for Alphatec) or representatives.

1.7 “ISI Indemnitees” and “Alphatec Indemnitees” (each individually an “Indemnitee”) shall have the meaning given in Section 8.1.

1.8 “Licensed Field” shall mean [***].

1.9 “Licensed ISI Patents” shall mean the patents and patent applications described in Schedule A attached hereto, and all divisional, continuation, continuation-in-part (to the extent that the continuation-in-part is entitled to the priority date of an initial patent or patent application which is the subject of this Agreement), reissue, reexamination, registration, renewal, or extension, or any patent issuing therefrom or any supplementary protection certificates related thereto, and all foreign counterparts to any of the foregoing.

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.10 “Licensed Alphatec Patents” shall mean the patents and patent applications described in Schedule B attached hereto, and any divisional, continuation, continuation-in-part (to the extent that the continuation-in-part is entitled to the priority date of an initial patent or patent application which is the subject of this Agreement), reissue, reexamination, registration, renewal, or extension, or any patent issuing therefrom or any supplementary protection certificates related thereto, and any foreign counterparts to any of the foregoing.

1.11 “Licensed Alphatec Product” shall mean any product sold by Alphatec, its affiliates, or Sublicensees that, absent the license provided in this Agreement, would infringe a Valid Claim of the Licensed ISI Patents.

1.12 “Licensed ISI Product” shall mean [***] made, used, offered for sale, or sold by ISI, its affiliates, or Sublicensees that, absent the license provided in this Agreement, would infringe a Valid Claim of the Licensed Alphatec Patents.

1.13 “Net Sales” shall mean the gross amount invoiced or otherwise payable to Alphatec, its Affiliates, or Sublicensees on account of sales or other transfers of a Licensed Alphatec Product anywhere in the Territory during a designated period, less (to the extent otherwise then or previously included in amounts invoiced for such Licensed Product and in respect of which no previous deduction was taken):

1.13.1 trade, cash and quantity discounts or rebates actually allowed or taken on Licensed Alphatec Products, including discounts or rebates to governmental or managed care organizations;

1.13.2 credits or allowances actually given or made for rejection of, and for uncollectible amounts (except to the extent later collected) on, or return of previously sold Licensed Alphatec Products;

1.13.3 sales commissions paid to a Third-Party;

1.13.4 any charges for insurance, freight, and other transportation costs directly related to the delivery of Licensed Alphatec Product to the extent included in the gross invoiced sales price;

1.13.5 any tax, tariff, duty or governmental charge levied on the sales, transfer, transportation or delivery of a Licensed Alphatec Product (including any tax such as a value added or similar tax or government charge), other than franchise or income tax of any kind whatsoever; and

1.13.6 any import or export duties or their equivalent borne.

In addition, should Alphatec be required, in order to lawfully exercise its rights as to a Licensed Alphatec Product, to obtain additional rights in a country to patents of any Third Parties which are not Affiliates of Alphatec, which patents are (i) pending or

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

issued on the Effective Date, and (ii) required for Alphatec to practice the inventions described in the Licensed ISI Patents, then Alphatec may also deduct from Net Sales with respect to a designated period the amount of the royalty Alphatec is required to pay to such Third Party or Parties for such necessary rights to such patents with respect to such Licensed Alphatec Product.

“Net Sales” shall not include amounts invoiced to or otherwise payable by Alphatec, any of its Affiliates and/or any Sublicensees for Licensed Alphatec Products sold or otherwise transferred to Alphatec or any of its Affiliates and/or its Sublicensees, unless the Licensed Alphatec Product is consumed by the invoiced entity.

1.14 “Shares” shall have the meaning set forth in Paragraph 4.1.1(a) hereof.

1.15 “Alphatec Sublicensee” shall mean any Third Party to whom Alphatec grants a sublicense of some or all of the rights granted to Alphatec under this Agreement.

1.16 “ISI Sublicensee” shall mean any Third Party to whom ISI grants a sublicense of some or all of the rights granted to ISI under this Agreement.

1.17 “Technology” shall mean all of the following intangible legal rights, whether or not filed, perfected, registered or recorded, applicable to the Licensed Field: (i) inventions, patents, patent disclosures, patent rights, including any and all continuations, continuations-in-part, divisionals, reissues, re-examinations, utility models, industrial designs and design patents or any extensions thereof, (ii) rights associated with works of authorship, including without limitation, copyrights, copyright applications and copyright registrations and (iii) any and all proprietary ideas, inventions, discoveries, Confidential Information, data, results, formulae, designs, specifications, methods, processes, techniques, ideas, know-how, technical information (including, without limitation, structural and functional information), process information, pre-clinical information, clinical information, and any and all proprietary control and manufacturing data and materials, whether or not patentable.

1.18 “Term” shall have the meaning given in Section 9.1.

1.19 “Territory” shall mean all countries and jurisdictions of the world.

1.20 “Third Party” shall mean any person or entity other than Alphatec, ISI and their respective Affiliates.

1.21 “Valid Claim” shall mean a claim indicated as allowable in an issued, unexpired patent or in a pending patent application within the Licensed ISI Patents and Licensed Alphatec Patents that (a) has not been finally cancelled, withdrawn, abandoned or rejected by any administrative agency or other body of competent jurisdiction, (b) has not been revoked, held invalid, or declared unpatentable or unenforceable in a decision of a court or other body of competent jurisdiction that is unappealable or unappealed within the time allowed for appeal, (c) has not been rendered unenforceable through disclaimer or otherwise, and (d) is not lost through interference proceedings.

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.22 “First Commercial Sale” shall mean the date of the first transaction, transfer or disposition for value by or on behalf of Alphatec or any Affiliate or Sublicensee of Alphatec to a Third Party of a Licensed Alphatec Product.

2. GRANT OF RIGHTS

2.1 License Grant to Alphatec.

2.1.1 ISI Grant of License to Alphatec. ISI hereby grants to Alphatec an exclusive (even as to ISI, but subject to the limitations set forth in Subsection 2.1.2) royalty-bearing license, including the right to grant sublicenses, to the Licensed ISI Patents to make, have made, import, export, use, offer for sale or sell Licensed Alphatec Products in the Territory, and to conduct research and development in support of the aforementioned licensed uses, in all cases, subject to the terms and conditions of this Agreement. The license granted in this subsection shall entitle Alphatec to sell and market Licensed Alphatec Products through Third-Party distributors.

2.1.2 Limitation of ISI’s License Grant to Alphatec. With respect to any laterally delivered multi-shaft interbody implant, ISI’s license grant to Alphatec in Subsection 2.1.1 is non-exclusive, and shall only be sublicensable in accordance with Subsection 6.2.

2.2 License Grant to ISI. Alphatec hereby grants to ISI a non-exclusive, fully-paid, royalty-free license including the right to grant sublicenses, provided that such sublicense shall only be granted in accordance with Subsection 6.2, to the Licensed Alphatec Patents to make, have made, import, export, use, offer for sale or sell a Licensed ISI Product in the Territory, and to conduct research and development in support of the aforementioned licensed uses, in all cases, subject to the terms and conditions of this Agreement. The license granted in this subsection shall entitle ISI to sell and market ISI Products through Third-Party distributors.

3. DEVELOPMENT AND COMMERCIALIZATION OF LICENSED ALPHATEC PRODUCTS.

3.1 Commercialization.

3.1.1 Responsibility. From and after the Effective Date, Alphatec shall have full control and authority over the development and commercialization of Licensed Alphatec Products in the Licensed Field in the Territory. Alphatec shall own all Alphatec Inventions. Alphatec shall own all Technology resulting from (i) the joint efforts of the agents, Affiliates and employees of ISI and Alphatec during the term of this Agreement, or (ii) any efforts performed by ISI pursuant to Section 3.2.

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.1.2 Diligence. After the Effective Date, Alphatec will exercise commercially reasonable efforts to develop a Licensed Alphatec Product, such commercially reasonable efforts to take into account the competitiveness of the marketplace, the proprietary position of the Licensed Alphatec Product, the relative potential safety and efficacy of the Licensed Alphatec Product, the cost of goods and availability of capacity to manufacture and supply the Licensed Alphatec Product at commercial scale, the profitability of the applicable Licensed Alphatec Product, and other relevant factors including, without limitation, technical, legal, scientific or medical factors.

3.2 ISI Assistance. ISI shall transfer to Alphatec all drawings, prototypes and other related materials in its possession or control as of the Effective Date that relate to a single-shaft Licensed Alphatec Product (the “Prototype Transfer”). As consideration for the Prototype Transfer, within ten (10) business days of the receipt of an invoice from ISI, Alphatec shall reimburse ISI for all expenses incurred as of the Effective Date in connection with the creation of the materials that are the subject of the Prototype Transfer; provided that such payment shall not exceed [***]. In addition, upon Alphatec’s reasonable request, ISI will provide commercially reasonable assistance to develop Alphatec’s first Licensed Alphatec Product. Alphatec will pay ISI for such assistance [***] plus reasonable travel and out-of-pocket expenses.

4. PAYMENTS AND ROYALTIES

4.1 Initial Payment; Milestone Payments; Royalty Payments; Royalty Rates; and Minimum Quarterly Royalty.

4.1.1 Initial Payment Upon the terms and subject to the conditions contained herein, Alphatec shall issue and transfer with full title guaranteed, two hundred sixty thousand (260,000) shares (the “Shares”) of Common Stock (the “Share Payment”). ISI’s license grant to Alphatec constitutes full consideration for the Share Payment. The Share Payment shall be due and payable within twenty (20) business days of the Effective Date. The payment described in this Subsection 4.1.1 shall not be credited against or otherwise reduce any other amounts payable hereunder.

4.1.2 Milestone Payments. Alphatec shall pay milestone payments to ISI (each such payment a “Milestone Payment”) as specified below no more than thirty (30) days after the occurrence of the corresponding event designated below, unless this Agreement has been terminated prior to such due date. No Milestone Payments described in this Subsection 4.1.2 shall be credited against or otherwise reduce any other amounts payable hereunder.

Event	Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.1.3 Royalty Payments. During the Term of this Agreement, Alphatec shall pay to ISI within thirty (30) days of the end of each calendar quarter royalties of [***] of Net Sales of Licensed Alphatec Products. Only one royalty shall be payable to ISI pursuant to this Section 4.1.3 for each sale of a Licensed Alphatec Product, notwithstanding that more than one patent or patent claim reads upon such Licensed Alphatec Product.

4.1.4 Minimum Royalty Payment. In accordance with the chart set forth in this Subsection 4.1.4, Alphatec shall pay ISI a minimum annual royalty amount. No minimum annual royalty described in this Subsection 4.1.4 shall be credited against or otherwise reduce any other amounts payable hereunder. For a particular year, in the event that the sum of the earned royalties on Net Sales paid pursuant to Subsection 4.1.3 above with respect to such calendar is less than the minimum annual royalty for such year designated below, the obligation to pay the difference to ISI shall accrue on the last day of such year and be payable by Alphatec no later than forty-five (45) days following the end of such year:

Twelve (12) Months Ending	Minimum Annual Royalty
[***]	[***]

4.2 Payment, Conversion and Withholding.

4.2.1 Payment. All payments hereunder shall originate in the United States and be made in United States dollars.

4.2.2 Conversion. Conversion of foreign currency to United States dollars shall be made at the conversion rate existing in the United States (as reported in The Wall Street Journal) on the last business day of the quarter immediately preceding the applicable calendar quarter. If The Wall Street Journal ceases to be published, then the rate of exchange to be used shall be that reported in such other business publication of national circulation in the United States as the Parties reasonably agree.

4.2.3 Tax Withholding; Restrictions on Payment. All taxes, assessments and fees of any nature levied or incurred on account of any payments from Alphatec to ISI accruing under this Agreement, by national, state or local governments, will be assumed and paid by Alphatec, except taxes levied thereon as income to ISI and if such taxes are required by applicable law to be withheld by Alphatec they will be deducted from payments due to ISI and will be timely paid by Alphatec to the proper taxing authority for the account of ISI, a receipt or other proof of payment therefore secured and sent to ISI as soon as practicable. Alphatec shall remit all payments to ISI hereunder from within the United States.

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.3 Records Retention; Review.

4.3.1 Record Retention. Alphatec shall keep accurate books and accounts of the computation of the number of Licensed Alphatec Products sold and the Net Sales of Alphatec, its Affiliates and Sublicensees of Licensed Alphatec Products, and shall cause such Affiliates and Sublicensees to keep such records of their respective sales of Licensed Alphatec Products and Net Sales of Licensed Alphatec Products, in sufficient detail to permit accurate determination of all figures necessary for verification of payments required to be paid hereunder, which books and accounts shall be maintained for at least three (3) years from the end of the calendar year to which they pertain.

4.3.2 Review. At the request of ISI, which shall not be made more frequently than once per calendar year during the Term, on a business day designated by ISI upon at least thirty (30) days’ prior written notice to Alphatec, Alphatec shall permit, under confidentiality obligations with terms substantially the same as those hereunder, an independent certified public accountant reasonably selected by ISI and reasonably acceptable to Alphatec to inspect (during regular business hours) the relevant records required to be maintained by Alphatec under Subsection 4.3.1. In the event such inspection reveals an underpayment, such underpayment shall be due and payable by Alphatec within thirty (30) days of the date of such inspection, together with interest thereon from the date the amount due but unpaid was first due until the date paid, at the lower of [***] per annum or the maximum rate permitted by applicable law. Such inspection shall be at the expense of ISI unless there is an underpayment that differs by greater than [***] from the amount that was otherwise due, in which event Alphatec shall pay the reasonable costs of the inspection. The foregoing is without prejudice to the right of Alphatec to dispute the conclusion of the accountant, but such dispute shall not relieve Alphatec of its obligation to pay interest and, under the circumstances described, costs of inspection as to amount actually due.

4.4 Matters Related to the Issuance of Common Stock.

4.4.1 Representations, Warranties and Certain Covenants of Alphatec and of Holdings. Alphatec and Holdings, each separately and jointly represent, warrant, and covenant that:

(a) Assuming the covenant of ISI contained in Subsection 4.4.2 of this Agreement is complied with, the issuance to ISI of each Share will be in compliance with all applicable federal and state securities laws in connection with the offer, issuance and sale of the securities.

(b) The execution, delivery and performance of this Agreement by Holdings, the issuance and sale of the Shares and the consummation by Holdings of the other transactions by it contemplated hereby do not and will not on the date of the

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

issuance and sale of the Shares (i) conflict with or violate any provision of Holdings’ or any of its subsidiaries certificates or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien or encumbrance upon any of the properties or assets of Holdings or any of its subsidiaries, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument or other understanding to which Holdings or any of its subsidiaries is a party or by which any property or asset of Holdings or any such subsidiary is bound or affected, in each case with respect to this Subsection (ii), to a degree that would have a material adverse effect on the assets or results of operations of Holdings or its subsidiaries when considered as a whole (a “Material Adverse Effect”), or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which Holdings or any such subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of Holdings or any such subsidiary is bound or affected, in each case with respect to this Subsection (iii), to a degree that would have a Material Adverse Effect.

(c) Prior to the issuance of the Shares, Holdings shall obtain all consents, approvals, orders, authorizations or registrations, qualifications, designations, declarations, and make all filings or registrations with any court or other federal, state, local or other governmental authority or other person that is required in order to issue the Shares.

(d) The Shares, when issued in accordance herewith, will be (i) duly authorized, (ii) duly and validly issued, (iii) fully paid and nonassessable, and (iv) free and clear of all liens or encumbrances imposed by Holdings, other than restrictions on transfer provided for herein.

(e) At all times prior to the second anniversary of the last issuance of the Shares during which there are Shares outstanding which have not been previously (i) sold or transferred to or through a broker or dealer or underwriter in a public distribution, or (ii) sold or transferred in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Securities Act”), in the case of either Subsection (i) or Subsection (ii) in such a manner that, upon the consummation of such sale or transfer, all transfer restrictions and restrictive legends with respect to such Shares upon the consummation of such sale or transfer and Holdings shall use its commercially reasonable efforts to: (1) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about Holdings, and (2) furnish to ISI such non-publicly available reports and documents of Holdings as ISI may reasonably request to avail itself of Rule 144 of the Securities Act, or any similar rule or regulation of the United States Securities Exchange Commission allowing ISI to sell the Shares without registration.

4.4.2 Representations and Warranties of ISI. ISI represents and warrants that (i) it is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D of the Securities Act; (ii) it is acquiring the Shares for investment for ISI’s own

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, without prejudice, however, to ISI’s right to at all times to sell or otherwise dispose of any or all of the Shares so issued in compliance with applicable federal and state securities laws and (iii) it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of such Shares.

4.4.3 Restrictions on the Shares. ISI understands and agrees that the Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or any available exemption from registration under the Securities Act, the Shares must be held indefinitely. ISI agrees and acknowledges that the following legend will be placed on the back of any certificate evidencing the Shares:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE CORPORATION RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE CORPORATION, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.”

4.4.4 Limitation on the Number of Shares Issued. Notwithstanding anything to the contrary in this Agreement, in no event shall the aggregate number of Shares issued pursuant to this Agreement be greater than nine and ninety-nine one-hundredths percent (9.99%) of the number of shares of Common Stock outstanding on the Effective Date. In the event that an issuance of Shares pursuant to this Agreement would cause an aggregate issuance of Shares that is more than nine and ninety-nine one-hundreths percent (9.99%) of the number of shares Common Stock outstanding on the Effective Date, Alphatec shall make a cash payment to ISI equal to the difference between cash value of the Shares that were scheduled to be issued pursuant to this Agreement, and the value of the Shares that were actually issued after giving effect to the limitation set forth in this Section 4.4.4.

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5. TREATMENT OF CONFIDENTIAL INFORMATION

5.1 Confidential Obligations. ISI and Alphatec each recognize that the other Party’s Confidential Information constitutes highly valuable and proprietary confidential information. ISI and Alphatec each agree that during the Term and for [***] thereafter, it will keep confidential, and will cause its employees, consultants, Affiliates and sublicensees to keep confidential, all Confidential Information of the other Party. Neither ISI nor Alphatec nor any of their respective employees, consultants, Affiliates or Sublicensees shall use Confidential Information of the other Party for any purpose whatsoever other than exercising any rights granted to it or reserved by it hereunder. Without limiting the foregoing, each Party may disclose information to the extent such disclosure is reasonably necessary to (a) file, prosecute or defend litigation in accordance with the provisions of this Agreement or (b) comply with applicable laws, regulations (including those of the United States Securities Exchange Commission) or court orders; provided, however, that if a Party is required to make any such disclosure of the other Party’s Confidential Information in connection with any of the foregoing, it will give reasonable advance notice to the other Party of such disclosure requirement and will use reasonable efforts to cooperate with such other Party in efforts to secure confidential treatment of such information required to be disclosed.

5.2 Limited Disclosure and Use. ISI and Alphatec each agree that any disclosure of the other Party’s Confidential Information to any officer, employee, consultant or agent of the other Party or any of its Affiliates or Sublicensees shall be made only if and to the extent necessary to carry out its rights and responsibilities under this Agreement, shall be limited to the maximum extent possible consistent with such rights and responsibilities and shall only be made to the extent any such persons are bound by written confidentiality obligations to maintain the confidentiality thereof and not to use such Confidential Information except as expressly permitted by this Agreement. ISI and Alphatec each further agree not to disclose or transfer the other Party’s Confidential Information to any Third Parties under any circumstance without the prior written approval from the other Party (such approval not to be unreasonably withheld), except as otherwise required by law, and except as otherwise expressly permitted by this Agreement. Each Party shall take such action, and shall cause its Affiliates or Sublicensees to take such action, to preserve the confidentiality of each other’s Confidential Information as it would customarily take to preserve the confidentiality of its own Confidential Information, using, in all such circumstances, not less than reasonable care. Each Party, upon the request of the other Party, will return all the Confidential Information disclosed or transferred to it by the other Party pursuant to this Agreement, including all copies and extracts of documents and all manifestations in whatever form, within sixty (60) days of such request or, if earlier, the termination or expiration of this Agreement; provided however, that a Party may retain (i) any Confidential Information of the other Party relating to any license which expressly survives such termination, and (ii) one (1) copy of all other Confidential Information in inactive archives in legal counsel’s files solely for the purpose of establishing the contents thereof.

5.3 Publicity. Neither Party may publicly disclose the existence or terms or any other matter of fact regarding this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed;

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

provided, however, that either Party may make such a disclosure (i) to the extent required by law or by the requirements of any nationally recognized securities exchange, quotation system or over-the-counter market on which such Party has its securities listed or traded, or (ii) to any prospective Sublicensees, or to investors, prospective investors, lenders and other potential financing sources, who are obligated to keep such information confidential. The Parties, upon the execution of this Agreement, will mutually agree to a press release with respect to this transaction for publication. Once such press release or any other written statement is approved for disclosure by both Parties, neither Party may make subsequent public disclosure of the contents of such statement without the further approval of the other Party.

5.4 Use of Name. Neither Party shall employ or use the name of the other Party in any promotional materials or advertising without the prior express written permission of the other Party.

6. PROVISIONS CONCERNING THE FILING, PROSECUTION, AND MAINTENANCE OF PATENT RIGHTS

6.1 Certain Patent Filing, Prosecution and Maintenance. With respect to any Licensed ISI Patents and Licensed Alphatec Patents, Alphatec shall be responsible for and shall use reasonably efforts in preparing, filing, prosecuting, obtaining, and maintaining all Licensed ISI Patents and Licensed Alphatec Patents in the countries of its choosing in the Territory using patent counsel chosen by Alphatec. The related costs shall be borne entirely by Alphatec. ISI shall provide reasonable assistance to Alphatec with respect to the prosecution of each patent application of the Licensed ISI Patents. ISI agrees to send Alphatec copies of all file histories and prosecution documents for each of the patent applications of the Licensed ISI Patents, within thirty (30) days of receipt by ISI. ISI shall have the right, but not the obligation, to assume responsibility for any Licensed ISI Patents that Alphatec intends to abandon or otherwise cause or allow to be forfeited. Alphatec shall give ISI at least sixty (60) days written notice prior to abandonment or other forfeiture of any Licensed ISI Patents or any part of the Licensed ISI Patents so as to permit ISI to exercise its rights under this Subsection 6.1.

6.2 Notice of Infringement. If, during the Term, either Party learns of any actual, alleged or threatened infringement by a Third Party of any Licensed ISI Patents or Licensed Alphatec Patents under this Agreement, such Party shall promptly notify the other Party and shall provide such other Party with available evidence of such infringement. Following the delivery of such notice of infringement, neither Party shall be entitled to enter into a sublicense with the Third-Party infringer with respect to any non-exclusive rights that have been granted to such Party in accordance with this Agreement, unless such sublicense was granted in accordance with Subsection 6.3.

6.3 Infringement of Licensed Patents. With respect to any notice of a Third Party infringement of the Licensed ISI Patents or Licensed Alphatec Patents, the Parties shall meet as soon as reasonably practicable to discuss such infringement and

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

determine an appropriate course of action. The Parties jointly shall appoint one of the Parties as the “Leading Party” to bring an action against such Third Party infringer or otherwise address such alleged infringement within sixty (60) days from the date of notice and to control such litigation or other means of addressing such infringement as follows:

6.3.1 In the event that the Third Party is believed to solely infringe the non-exclusive rights granted by ISI to Alphatec under this Agreement, then ISI shall have the first option to be the Leading Party. In all other situations, Alphatec shall have the first option to be the Leading Party.

6.3.2 If a Party with the option to be the Leading Party declines such option, the other Party shall have the option to become the Leading Party.

The Party that is the non-Leading Party shall cooperate with the Leading Party in any such suit brought by the Leading Party, and shall have the right to consult with the Leading Party and participate in and be represented by independent counsel in such litigation at its own expense. If a non-Leading Party elects not to be represented by an independent counsel, the Leading Party shall bear all of non-Leading Party’s litigation expenses (including legal fees and costs). The Leading Party shall not have the right to settle any patent infringement litigation under this section in a manner that diminishes the rights or interests of the non-Leading Party without the prior written consent of the non-Leading Party, such consent not to be unreasonably withheld or delayed. Any recoveries obtained by either Party shall be allocated to each Party on a pro rata basis based on the costs and expenses (including reasonable attorneys’ fees and costs) incurred in prosecuting such enforcement action pursuant to this Section 6.3.

7. REPRESENTATIONS AND WARRANTIES

7.1 Representations and Warranties of ISI. As of the Effective Date, ISI represents and warrants to Alphatec as follows:

7.1.1 the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate ISI actions;

7.1.2 this Agreement is a legal and valid obligation binding upon ISI and enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Parties does not conflict with any agreement, instrument or understanding to which ISI is a party or by which it is bound;

7.1.3 ISI has the full right and legal capacity to grant the rights granted to Alphatec hereunder without violating the rights of any Third Party;

7.1.4 ISI Licensed Patents have been properly filed and prosecuted and ISI is the sole owner of the Licensed ISI Patents and the and the materials that are the subject of the Prototype Transfer;

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.1.5 ISI is not aware of any Third Party patent, patent application or other intellectual property rights that would be infringed by practicing the materials that are the subject of the Prototype Transfer.

7.1.6 The Licensed ISI Patents and the materials that are the subject of the Prototype Transfer represent all of the materials owned or controlled by ISI with respect to the a single-shaft Licensed Alphatec Product.

7.2 Representations and Warranties of Alphatec. As of the Effective Date, Alphatec represents and warrants to ISI as follows:

7.2.1 the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate Alphatec actions;

7.2.2 this Agreement is a legal and valid obligation binding upon Alphatec and enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Parties does not conflict with any agreement, instrument or understanding to which Alphatec is a party or by which it is bound; and

7.2.3 Alphatec has the full right and legal capacity to grant the rights granted to ISI hereunder without violating the rights of any Third Party.

7.3 Representations and Warranties of each Party and Holdings. As of the Effective Date, each Party and Holdings represents and warrants as follows:

7.3.1 the execution, delivery and performance of this Agreement will not constitute a violation, be in conflict with, or result in a breach of any agreement or contract to which it is bound;

7.3.2 it is a corporation or entity duly organized and validly existing under the laws of the state or other jurisdiction of incorporation or formation;

7.3.3 the execution, delivery and performance of this Agreement by it has been duly authorized by all requisite corporate action and do not require any shareholder action or approval;

7.3.4 it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and

7.3.5 it shall at all times comply with all applicable material laws and regulations relating to its activities under the Agreement

7.4 No Warranties. Nothing in this Agreement is or shall be construed as a warranty or representation that anything made, used, sold or otherwise disposed of under any license granted pursuant to this Agreement is or will be free from infringement of

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

patents, copyrights, and other rights of Third Parties. EXCEPT AS EXPRESSLY SET FORTH IN THIS SECTION 7, EACH PARTY EXCLUDES ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, INCLUDING AMONG SUCH EXCLUDED REPRESENTATIONS AND WARRANTIES ANY AND ALL REPRESENTATIONS OR WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

8. INDEMNIFICATION

8.1 Indemnification.

8.1.1 Indemnification by Alphatec. Alphatec shall indemnify, defend and hold harmless ISI, its Affiliates and their respective directors, officers, employees, stockholders and agents and their respective successors, heirs and assigns (the “ISI Indemnitees”) from and against any claims, liability, damage, loss or expense (including reasonable attorneys’ fees and expenses of litigation) (“Losses”) incurred by or imposed upon such ISI Indemnitee, or any of them, in connection with any Third Party claims, suits, actions, demands or judgments to the extent arising out of or related to (i) the design, development, testing, production, manufacture, supply, promotion, marketing, importation, sale, use or instructions for use of any Licensed Alphatec Product (or any component thereof) manufactured or sold by Alphatec or any Affiliate or Sublicensee under this Agreement, including without limitation any claims that (a) the design of any Licensed Alphatec Product by Alphatec infringed the intellectual property right of any Third Party or (b) any Licensed Alphatec Product manufactured or sold by Alphatec or any Affiliate or Sublicensee under this Agreement caused the death of any person or any injury to any person or property, (ii) any material breach of any representation or warranty by Alphatec in Article 7 of this Agreement; or (iii) the gross negligence, willful misconduct or material breach of this Agreement by Alphatec. Notwithstanding anything to the contrary stated above, except with respect to Losses that arise from (i) Alphatec’s breach of Section 7.2; (ii) Holding’s breach of Section 7.3.1 or 7.3.4; or (ii) Alphatec’s gross negligence or willful misconduct, Alphatec’s total maximum indemnification obligation pursuant to this Section 8.1.1 shall be limited to [***].

8.1.2 Indemnification by ISI. ISI shall indemnify, defend and hold harmless Alphatec, its Affiliates and their respective directors, officers, employees, stockholders and agents and their respective successors, heirs and assigns (the “Alphatec Indemnitees”) from and against any Losses incurred by or imposed upon such Alphatec Indemnitee, or any of them, in connection with any Third Party claims, suits, actions, demands or judgments to the extent arising out of (i) any material breach of any representation or warranty by ISI in Article 7 of this Agreement; or (ii) the gross negligence, willful misconduct or material breach of this Agreement by ISI. Notwithstanding anything to the contrary stated above, except with respect to Losses that arise from (i) ISI’s breach of Section 7.1.2 and 7.1.3; or (ii) ISI’s gross negligence or willful misconduct, ISI’s total maximum indemnification obligation pursuant to this Section 8.1.2 shall be limited to [***].

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8.2 Indemnification Procedures. In the event that any Indemnitee is seeking indemnification under Subsection 8.1 above from a Party (the “Indemnifying Party”), the Indemnitee shall notify the Indemnifying Party of such claim with respect to such Indemnitee as soon as reasonably practicable after the Indemnitee receives notice of the claim, and the Party seeking indemnification, on behalf of itself and such Indemnitee, shall permit the Indemnifying Party to assume direction and control of the defense of the claim (including the right to settle the claim solely for monetary consideration) and shall cooperate as requested (at the expense of the Indemnifying Party) in the defense of the claim. The indemnification obligations under Article 8 shall not apply to any harm suffered as a direct result of any delay in notice to the Indemnifying Party hereunder or to amounts paid in settlement of any claim, demand, action or other proceeding if such settlement is effected without the consent of the Indemnifying Party, which consent shall not be withheld or delayed unreasonably. The Indemnitee, its employees and agents, shall reasonably cooperate with the Indemnifying Party and its legal representatives in the investigation of any claim, demand, action or other proceeding covered by Subsection 8.1.

9. TERM AND TERMINATION

9.1 Expiration. The term of this Agreement shall commence on the Effective Date and expire when the last Valid Claim of the Licensed ISI Patents is denied or expires (the “Term”). Following the Term, the license granted (i) to Alphatec in Section 2.1, and (ii) to ISI in Section 2.2, each shall remain in full force and effect and irrevocable.

9.2 Termination Rights for Breach.

9.2.1 Termination for Breach. Subject to the other terms of this Agreement, this Agreement and the rights granted herein may be terminated by either Party upon any material breach by the other Party of any material obligation or condition, effective ninety (90) days after giving written notice to the breaching Party of such termination, which notice shall describe such breach in reasonable detail. The foregoing notwithstanding, if such material breach is cured or remedied or shown to be non-existent or not to be material within the aforesaid ninety (90) day period, the notice shall be automatically withdrawn and of no effect.

9.2.2 Voluntary Termination. Alphatec shall have the right to terminate this Agreement upon not less than ninety (90) days prior written notice to ISI.

9.2.3 ISI’s Termination Rights Based on Development Progress. In the event that the First Commercial Sale has not occurred within [***] of the Effective Date, then ISI shall be entitled to terminate the Agreement following [***] written notice to Alphatec. The termination right set forth in this Section 9.2.3 shall not be applicable in the event that Alphatec’s inability to reach the deadline set forth in this Section 9.2.3 are primarily due to ISI’s breach of its obligations under this Agreement. In addition, if during the [***] notice period in the first sentence of this Section 9.2.3, Alphatec (i) completes the First Commercial Sale, or (ii) gives ISI written notice that it desires to continue this Agreement (the “Continuation Notice”), such termination shall be ineffective and void ab initio. In the event Alphatec sends the Continuation Notice, Alphatec hereby agrees to make the following payments to ISI (each

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

of which shall be credited against any amounts due to ISI pursuant to Section 4.1.4), [***], on the anniversary of the first twelve (12)-month period following the date of the Continuation Notice. Each subsequent twelve (12)-month period after the date of the Continuation Notice shall be treated in the same manner. If during the period following the delivery of the Continuation Notice, Alphatec completes the First Commercial Sale, the payment amounts set forth in this Section 9.2.3 shall not be in effect following the date of such First Commercial Sale. If the payment amounts set forth in this Section 9.2.3 are not made by Alphatec, the termination of this Agreement shall be effective without further action by the Parties.

9.3 Effects of Termination

9.3.1 Termination Pursuant to Section 9.2.1. Upon any termination of this Agreement pursuant to Section 9.2.1, as of the effective date of such termination all relevant licenses and sublicenses granted pursuant to this Agreement shall terminate automatically. Notwithstanding the foregoing, each Party and its Affiliates and Sublicensees shall have the right, for [***] or such longer time period on which the Parties mutually agree in writing, to sell or otherwise dispose of all products then on hand that are being sold pursuant to the licenses granted pursuant to this Agreement.

9.3.2 Termination Pursuant to Sections 9.2.2 or 9.2.3. Upon any termination of this Agreement pursuant to Section 9.2.2 or 9.2.3, as of the effective date of such termination all relevant licenses and sublicenses granted pursuant to this Agreement shall terminate automatically. Notwithstanding the foregoing: (i) each Party and its Affiliates and Sublicensees shall have the right, for [***] or such longer time period on which the Parties mutually agree in writing, to sell or otherwise dispose of all products then on hand that are being sold pursuant to the licenses granted pursuant to this Agreement; and (ii) upon the written election of ISI, and upon the repayment of [***] the license granted to ISI in Section 2.2, shall remain in full force and effect and irrevocable; provided that the written election and the payment occurs within five (5) business days of the effective date of such termination.

9.4 Remedies. Except as otherwise expressly set forth in this Agreement, the termination provisions of this Article 9 are in addition to any other relief and remedies available to either Party at law or equity.

9.5 Surviving Provisions. Notwithstanding any provision herein to the contrary, the rights and obligations of the Parties set forth in Subsection 3.1.1 (with respect to Alphatec’s ownership of Alphatec Inventions and Technology as set forth therein), and Sections 4.3, 4.4.1(e), 5, 8, 9.3, 9.5, 10.1, 10.2, 11.1, 11.2, 11.4 and 11.15 shall survive the expiration or termination of this Agreement.

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10. DISPUTES

10.1 Negotiation. The Parties recognize that a bona fide dispute as to certain matters may from time to time arise during the term of this Agreement that relates to either Party’s rights and/or obligations hereunder. In the event of the occurrence of such a dispute, either Party may, by written notice to the other Party, have such dispute referred to their respective senior officials designated below or their successors, for attempted resolution by good faith negotiations within sixty (60) days after such notice is received. Said designated senior officials are as follows:

For Alphatec: President and Chief Executive Officer

For ISI: Joseph Aferzon, M.D., Manager

In the event the designated senior officials are not able to resolve such dispute within the sixty (60) day period, either Party may invoke the provisions of Section 10.2.

10.2 Arbitration. Subject to Section 10.1, any dispute, controversy or claim initiated by either Party arising out of, resulting from or relating to this Agreement, or the performance by either Party of its obligations under this Agreement (other than bona fide Third Party actions or proceedings filed or instituted in an action or proceeding by a Third Party against a Party), whether before or after termination of this Agreement, shall be finally resolved by binding arbitration. Whenever a Party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other Party. Any such arbitration shall be conducted under the Commercial Arbitration Rules of the American Arbitration Association by one arbitrator appointed in accordance with such rules. Any such arbitration shall be held in San Diego, California. The method and manner of discovery in any such arbitration proceeding shall be governed by the laws of the State of California. The arbitrator shall have the authority to grant injunctions and/or specific performance and to allocate between the parties the costs of arbitration in such equitable manner as they determine. Judgment upon the award so rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of any award and an order of enforcement, as the case may be. In no event shall a demand for arbitration be made after the date when institution of a legal or equitable proceeding based upon such claim, dispute or other matter in question would be barred by the applicable statute of limitations. Notwithstanding the foregoing, either Party shall have the right, without waiving any right or remedy available to such Party under this Agreement or otherwise, to seek and obtain from any court of competent jurisdiction any interim or provisional relief that is necessary or desirable to protect the rights or property of such Party, pending the selection of the arbitrators hereunder or pending the arbitrators’ determination of any dispute, controversy or claim hereunder.

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

11. MISCELLANEOUS

11.1 Notification. All notices, requests and other communications hereunder shall be in writing, shall be addressed to the receiving Party’s address set forth below or to such other address as a Party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) sent by nationally-recognized overnight courier service providing evidence of receipt, or (iii) sent by registered or certified mail, return receipt requested, postage prepaid. The addresses and other contact information for the parties are as follows:

If to ISI:	International Spinal Innovations, LLC
97 Balfour Drive
West Hartford, CT 06117
Attn: Manager

If to Alphatec:	Alphatec Spine, Inc.
5818 El Camino Real
Carlsbad, CA 92008
Attn: President and CEO

All notices, requests and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving Party at the address of such Party set forth above, (ii) if made by telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by the recipient, (iii) if sent by nationally-recognized overnight courier, on the day such notice is delivered to the recipient, or (iv) if sent by registered or certified mail, on the fifth (5th) business day following the day such mailing is made.

11.2 Governing Law. This Agreement will be construed and interpreted in accordance with the laws of the State of California.

11.3 Limitations. Except as expressly set forth in this Agreement, neither Party grants to the other Party any right or license to any of its intellectual property.

11.4 Entire Agreement. This is the entire Agreement between the Parties with respect to the subject matter hereof and supersedes all prior representations, understandings and agreements between the Parties with respect to the subject matter hereof. No modification shall be effective unless in writing with specific reference to this Agreement and signed by the Parties.

11.5 Waiver. The terms or conditions of this Agreement may be waived only by a written instrument executed by the Party waiving compliance. The failure of either Party at any time, or times, to require performance of any provision hereof shall in no manner affect its rights at a later time to enforce the same. No waiver by either Party of any condition or term shall be deemed as a continuing waiver of such condition or term or of another condition or term.

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

11.6 Headings. Section, Subsection and Paragraph headings are inserted for convenience of reference only and do not form part of this Agreement.

11.7 Assignment. Neither this Agreement nor any right or obligation hereunder may be assigned, delegated or otherwise transferred, in whole or part, by either Party without the prior express written consent of the other Party; provided that a Party may freely assign this Agreement, including all rights and obligations hereunder, at any time to any entity acquiring in the same transaction substantially all of such Party’s business and assets, including those to which this Agreement relates, whether by way of sale, merger, consolidation or other transaction without the prior written consent of the other Party. Any permitted assignee shall assume all obligations of its assignor under this Agreement. Any purported assignment in violation of this Section 11.7 shall be null, void, and of no effect. The terms and conditions of this Agreement shall be binding upon and inure to the benefit of the permitted successors and assigns of the parties.

11.8 Force Majeure. Neither Party shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, for so long as and to the extent that such failure or delay is due to natural disasters or any causes beyond the reasonable control of such Party. In event of such force majeure, the Party affected thereby shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.

11.9 Construction. The Parties hereto acknowledge and agree that: (i) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all Parties hereto and not in favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.

11.10 Severability. If any provision(s) of this Agreement are or become invalid, are ruled illegal by any court of competent jurisdiction or are deemed unenforceable under then current applicable law from time to time in effect during the Term hereof, it is the intention of the Parties that the remainder of this Agreement shall not be affected thereby provided that a Party’s rights under this Agreement are not thereby materially diminished. The Parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid, illegal or unenforceable, it being the intent of the Parties that the basic purposes of this Agreement are to be effectuated.

11.11 Status. Nothing in this Agreement is intended or shall be deemed to constitute a partner, agency, employer-employee, or joint venture relationship between the Parties.

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

11.12 Section 365(n). All licenses granted under this Agreement are deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to “intellectual property” as defined in Section 101 of such Code. The Parties agree that Alphatec and ISI may fully exercise all of its rights and elections under the U.S. Bankruptcy Code, regardless of whether either Party files for bankruptcy in the United States or other jurisdiction.

11.13 Further Assurances. Each Party agrees to execute, acknowledge and deliver such further instructions, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

11.14 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

11.15 Guarantee and Agreement of Alphatec Holdings, Inc. By its signature below, Holdings hereby guarantees the full and timely payment and performance of all obligations of Alphatec under this Agreement and agrees to issue shares to ISI consistent with the terms of this Agreement, including without limitation Section 4.4 hereof.

[Signature Page Follows]

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties and Holdings have caused this Agreement to be executed by their duly authorized representative.

ALPHATEC SPINE, INC.		INTERNATIONAL SPINAL INNOVATIONS, LLC

By:	/s/ Dirk Kuyper	By:	/s/ Joseph Aferzon, M.D.
Name:	Dirk Kuyper	Name:	Joseph Aferzon, M.D.
Title:	President and CEO	Title:	Manager

ALPHATEC HOLDINGS, INC.

By:	/s/ Dirk Kuyper
Name:	Dirk Kuyper
Title:	President and CEO

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule A

Licensed ISI Patents

Invention Name	Application No.	Filing Date	Jurisdiction	Inventors
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule B

Licensed Alphatec Patents

Title	Jurisdiction	Number	Inventor	Title
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.